INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

	As of
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Cost	$3,332	$3,527
Accumulated amortization	(645)	(579)
Total	$2,687	$2,948
Intangible assets are allocated to the following cash generating units:

	As of
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Brazilian regulated gas transmission operation	$2,645	$2,903
U.K. regulated distribution operation	42	45
Total	$2,687	$2,948
Our company’s intangible assets are primarily related to concession arrangements with the local energy regulator, Agência Nacional do Petróleo, Gás Natural e Biocombustíveis (“ANP”), at our Brazilian regulated gas transmission operation. Total capacity is fully contracted under long-term “ship-or-pay” gas transportation agreements (“GTA”) and therefore the business is exposed to no volume or price risk. Each GTA takes into account a return on regulatory asset base (“RAB”), and the tariffs are calculated on an inflation adjusted regulatory weighted average cost of capital (“WACC”) fixed for the life of GTAs. On April 8, 2021, new legislation was passed in Brazil which provides our Brazilian regulated gas transmission operation the right to operate the gas pipelines perpetually. Prior to the change in legislation, these intangible assets were amortized over the life of the concession. As a result of the new legislation and the right to operate the pipelines perpetually, the intangible assets are now amortized over the estimated useful life of the underlying infrastructure. This change extended the estimated useful life of these intangible assets by approximately 11 years and reduced amortization expense in the current year by $37 million.
The intangible assets at our U.K. regulated distribution operation relate to customer order backlogs, which represents the present value of future earnings derived from the build out of contracted connections at the acquisition date of the U.K. regulated distribution operation.
Our intangible assets are evaluated for impairment annually or more often if events or circumstances indicate there may be impairment. Despite recent volatility observed in commodity and foreign exchange markets and the interruption to global supply chains as a result of the global pandemic, our intangible assets remain largely unaffected, with no impairment required during the year ended December 31, 2021. Our intangible assets represent long-term critical infrastructure supported by regulated or highly contracted revenues which help protect value over the long term.
The following table presents the change in the cost balance of intangible assets:

	For the year ended
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Cost at beginning of the year	$3,527	$4,479
Additions, net of disposals	38	35
Non cash additions	5	—
Foreign currency translation	(238)	(987)
Cost at end of year	$3,332	$3,527

The following table presents the accumulated amortization for our company’s intangible assets:

	For the year ended
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Accumulated amortization at beginning of year	$(579)	$(543)
Amortization	(108)	(152)
Foreign currency translation	42	116
Accumulated amortization at end of year	$(645)	$(579)